SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-3
                                 Amendment No. 3

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 26, 1996
                                  -------------
                Date of Report (Date of Earliest Event Reported)





                                 TRIBUNE COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        1-8572                                            36-1880355
        ------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)


435 North Michigan Avenue, Chicago, Illinois                 60611
- --------------------------------------------                 -----
  (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (312) 222-9100

This Current Report on Form 8-K/A amends and supplements Items 7(a) and 7(b) of the Current Report on Form 8-K filed on July 26, 1996.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(a)      Financial Statements of Businesses Acquired

         The financial statements of Renaissance Communications Corp. for the three months and nine months ended September 30, 1996 and September 30, 1995 (as filed with Renaissance Communications Corp.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 1996) are included herewith as Exhibit 99.1.

(b)      Pro Forma Financial Information

         The unaudited pro forma condensed consolidated balance sheet as of September 29, 1996 and unaudited pro forma condensed consolidated statements of income for the fiscal year ended December 31, 1995 and the first three quarters ended September 29, 1996, are filed as Exhibit
         99.2 hereto and incorporated by reference herein.

(c)      Exhibits

         99.1 Financial statements of Renaissance Communications Corp. as set forth in the Quarterly Report on Form 10-Q of Renaissance Communications Corp. for the quarter ended September 30, 1996.

         99.2 Unaudited pro forma condensed consolidated balance sheet as of September 29,1996 and unaudited pro forma condensed consolidated statements of income for the fiscal year ended December 31, 1995 and the first three quarters ended September 29, 1996.

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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TRIBUNE COMPANY
                                    (Registrant)



Date: November 8, 1996              /s/ R. Mark Mallory
                                    -------------------
                                    R. Mark Mallory
                                    Vice President and Controller






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



                                  EXHIBIT INDEX
                                  -------------



Exhibit No.      Exhibit Description
- -----------      -------------------

       99.1 Financial statements of Renaissance Communications Corp. as set forth in the Quarterly Report on Form 10-Q of Renaissance Communications Corp. for the quarter ended September 30, 1996.


       99.2 Unaudited pro forma condensed consolidated balance sheet as of September 29, 1996 and unaudited pro forma condensed consolidated statements of income for the fiscal year ended December 31, 1995 and the first three quarters ended
                 September 29, 1996.





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